Exhibit 99.1

1st Quarter 2025 // Quarter Ended March 31, 2025

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace

Ironwood Apartments // New Hope, MN

Earnings Release

Centerspace Reports First Quarter 2025 Financial & Operating Results and Reaffirms 2025 Core FFO per Share Guidance
MINNEAPOLIS, MN, May 1, 2025 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three months ended March 31, 2025. The tables below show Net Loss, Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the three months ended March 31, 2025; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted Average Occupancy, Lease Rate Growth, and Resident Retention for each of the three months ended March 31, 2025, December 31, 2024, and March 31, 2024.

	Three Months Ended March 31,
Per Common Share	2025	2024
Net loss - diluted	$(0.22)	$(0.37)
FFO - diluted(1)	$1.17	$1.16
Core FFO - diluted(1)	$1.21	$1.23

	Year-Over-Year Comparison	Sequential Comparison
Same-Store Results(2)	Q1 2025 vs. Q1 2024	Q1 2025 vs. Q4 2024
Revenues	3.5%	0.9%
Expenses	5.8%	1.1%
Net Operating Income (“NOI”)(1)	2.1%	0.8%

	Three months ended
Same-Store Results(2)	March 31, 2025	December 31, 2024	March 31, 2024
Weighted Average Occupancy	95.8%	95.6%	94.6%
New Lease Rate Growth	(1.1)%	(3.5)%	—%
Renewal Lease Rate Growth	3.5%	3.1%	3.2%
Blended Lease Rate Growth (3)	0.7%	0.3%	1.4%
Retention Rate	49.2%	54.7%	53.4%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in the Supplemental Financial and Operating Data below.
(2)Same-store results are updated for annual composition change including acquisition, disposition, and repositioning activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental and Financial Operating Data within.
(3)Blended lease rate growth is weighted by lease count.
Overview of the First Quarter
•Revenue for the first quarter of 2025 increased by $2.6 million or 4.0% to $67.1 million, compared to $64.5 million for the first quarter of 2024;
•Same-store revenues increased by 3.5% for the first quarter of 2025 compared to the first quarter of 2024, driving a 2.1% increase in same-store NOI compared to the same period of the prior year
•Net loss was $0.22 per diluted share for the first quarter of 2025, compared to net loss of $0.37 per diluted share for the same period of the prior year; and
•Core FFO per diluted share decreased 1.6% to $1.21 for the three months ended March 31, 2025, compared to $1.23 for the three months ended March 31, 2024, driven by a $0.06 per share increase in same-store property taxes in the first quarter of 2025 after experiencing one-time property tax refunds in the first quarter of 2024.

1

Balance Sheet
At the end of the first quarter, Centerspace had $223.2 million of total liquidity on its balance sheet, consisting of $211.3 million available under the lines of credit and cash and cash equivalents of $11.9 million.
Updated 2025 Financial Outlook
Centerspace updated its 2025 financial outlook. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended March 31, 2025 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the updated outlook.

	Previous Outlook for 2025		Updated Outlook for 2025
	Low	High	Low	High
Net loss per Share – diluted	$(0.71)	$(0.45)	$(0.71)	$(0.45)
Same-Store Revenue	1.50%	3.50%	1.50%	3.50%
Same-Store Expenses	2.00%	4.00%	2.00%	4.00%
Same-Store NOI	1.25%	3.25%	1.25%	3.25%
FFO per Share – diluted	$4.73	$4.97	$4.73	$4.97
Core FFO per Share – diluted	$4.86	$5.10	$4.86	$5.10
Additional assumptions:
•Same-store recurring capital expenditures of $1,125 per home to $1,175 per home
•Value-add expenditures of $16.0 million to $18.0 million
Note: FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation and a reconciliation to the most comparable GAAP measure, please refer to “2025 Financial Outlook” in the Supplemental Financial and Operating Data within.
Upcoming Events
Centerspace is scheduled to participate in the following conferences:
•Wells Fargo Real Estate Securities Conference, May 6-7, 2025;
•BMO North American Real Estate Conference, May 13, 2025; and
•National Association of Real Estate Investment Trusts (“Nareit”) REITweek: 2025 Investor Conference, June 2-4, 2025.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Friday, May 2, 2025, at 1:00 PM ET		Replay available until May 9, 2025
USA Toll Free	1-833-470-1428	USA Toll Free	1-866-813-9403
International	1-404-975-4839	International	1-929-458-6194
Canada Toll Free	1-833-950-0062
Access Code	591644	Access Code	484784
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended March 31, 2025 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 952-401-6600. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

2

About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of March 31, 2025, Centerspace owned 71 apartment communities consisting of 13,012 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a top workplace for the fifth consecutive year in 2024 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the Supplemental Operating and Financial Data are based on the Company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 952-401-6600
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 952-401-6600
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
March 31, 2025

Common Share Data (NYSE: CSR)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
High closing price	$66.19	$75.02	$75.50	$70.93	$58.00
Low closing price	$60.29	$64.75	$67.04	$55.48	$52.65
Average closing price	$63.04	$70.30	$71.91	$65.88	$55.68
Closing price at end of quarter	$64.75	$66.15	$70.47	$67.63	$57.14
Common share distributions – annualized	$3.08	$3.00	$3.00	$3.00	$3.00
Closing price dividend yield – annualized	4.8%	4.5%	4.3%	4.4%	5.3%
Closing common shares outstanding (thousands)	16,735	16,719	16,568	15,057	14,912
Closing limited partnership units outstanding (thousands)	972	980	809	828	844
Closing Series E preferred units, as converted (thousands)	1,906	1,906	2,038	2,053	2,062
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	19,613	19,605	19,415	17,938	17,818
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,269,942	$1,296,871	$1,368,175	$1,213,147	$1,018,121

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
REVENUE	$67,093	$66,409	$65,025	$65,043	$64,506
EXPENSES
Property operating expenses, excluding real estate taxes	19,068	19,838	19,628	18,108	18,764
Real estate taxes	7,663	6,489	7,031	7,081	6,305
Property management expense	2,433	2,334	2,242	2,222	2,330
Casualty (gain) loss	532	2,389	(412)	510	820
Depreciation and amortization	27,654	27,640	26,084	25,714	27,012
General and administrative expenses	4,997	4,861	4,102	4,216	4,623
TOTAL EXPENSES	$62,347	$63,551	$58,675	$57,851	$59,854
Loss on sale of real estate and other investments	—	—	—	—	(577)
Operating income	4,746	2,858	6,350	7,192	4,075
Interest expense	(9,635)	(9,795)	(8,946)	(9,332)	(9,207)
Interest and other income	708	1,151	645	477	340
NET LOSS	$(4,181)	$(5,786)	$(1,951)	$(1,663)	$(4,792)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)
Net loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	643	900	1,095	561	1,079
Net income attributable to noncontrolling interests – consolidated real estate entities	(36)	(33)	(32)	(34)	(32)
Net loss attributable to controlling interests	(3,734)	(5,079)	(1,048)	(1,296)	(3,905)
Dividends to preferred shareholders	—	—	(1,607)	(1,607)	(1,607)
Redemption of preferred shares	—	—	(3,511)	—	—
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(3,734)	$(5,079)	$(6,166)	$(2,903)	$(5,512)

Net loss per common share – basic and diluted	$(0.22)	$(0.31)	$(0.40)	$(0.19)	$(0.37)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
ASSETS
Real estate investments
Property owned	$2,484,111	$2,480,741	$2,438,255	$2,428,290	$2,413,488
Less accumulated depreciation	(652,368)	(625,980)	(604,175)	(578,691)	(553,231)
Total real estate investments	1,831,743	1,854,761	1,834,080	1,849,599	1,860,257
Cash and cash equivalents	11,916	12,030	14,453	14,328	12,682
Restricted cash	6,144	1,099	2,794	1,084	1,066
Other assets	43,281	45,817	36,078	34,414	29,468
TOTAL ASSETS	$1,893,084	$1,913,707	$1,887,405	$1,899,425	$1,903,473

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$57,631	$59,319	$61,000	$52,885	$54,614
Revolving lines of credit	48,734	47,359	39,000	48,000	40,357
Notes payable, net	299,535	299,520	299,506	299,490	299,475
Mortgages payable, net	607,184	608,506	582,760	584,193	585,382
TOTAL LIABILITIES	$1,013,084	$1,014,704	$982,266	$984,568	$979,828

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	—	—	—	93,530	93,530
Common Shares of Beneficial Interest	1,268,888	1,269,549	1,270,752	1,167,055	1,160,492
Accumulated distributions in excess of net income	(631,855)	(615,242)	(597,720)	(579,139)	(564,951)
Accumulated other comprehensive loss	(232)	(407)	(578)	(749)	(922)
Total shareholders’ equity	$636,801	$653,900	$672,454	$680,697	$688,149
Noncontrolling interests – Operating Partnership and Series E preferred units	225,985	227,870	215,444	216,901	218,255
Noncontrolling interests – consolidated real estate entities	654	673	681	699	681
TOTAL EQUITY	$863,440	$882,443	$888,579	$898,297	$907,085
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,893,084	$1,913,707	$1,887,405	$1,899,425	$1,903,473

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the Company, may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-17 through S-21, “Non-GAAP Financial Measures and Other Terms.”
The Company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or stabilized for substantially all of the periods being compared, and, in the case of newly-acquired or constructed communities, have achieved a target level of physical occupancy of 90%, or re-positioned communities when they have achieved stabilized operations. Non-same store communities are communities not owned or stabilized as of the beginning of the previous year, including re-positioned communities, and excluding communities held for sale and the non-multifamily components of mixed-use properties.
On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income (“NOI”). The Company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the three months ended March 31, 2025 and 2024, two apartment communities were non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	3/31/2025	12/31/2024	3/31/2024	$ Change	% Change	$ Change	% Change
Operating income	$4,746	$2,858	$4,075	$1,888	66.1%	$671	16.5%
Adjustments:
Property management expenses	2,433	2,334	2,330	99	4.2%	103	4.4%
Casualty loss	532	2,389	820	(1,857)	(77.7)%	(288)	(35.1)%
Depreciation and amortization	27,654	27,640	27,012	14	0.1%	642	2.4%
General and administrative expenses	4,997	4,861	4,623	136	2.8%	374	8.1%
Loss on sale of real estate and other investments	—	—	577	—	N/A	(577)	(100.0)%
Net operating income(1)	$40,362	$40,082	$39,437	$280	0.7%	$925	2.3%

Revenue
Same-store	$64,258	$63,700	$62,097	$558	0.9%	$2,161	3.5%
Non-same-store	1,986	1,903	1,242	83	*	744	*
Other properties	849	806	638	43	5.3%	211	33.1%
Dispositions	—	—	529	—	*	(529)	*
Total	67,093	66,409	64,506	684	1.0%	2,587	4.0%

Property operating expenses, including real estate taxes
Same-store	25,380	25,115	24,000	265	1.1%	1,380	5.8%
Non-same-store	1,011	891	561	120	*	450	*
Other properties	340	321	182	19	5.9%	158	86.8%
Dispositions	—	—	326	—	*	(326)	*
Total	26,731	26,327	25,069	404	1.5%	1,662	6.6%

Net operating income(1)
Same-store	38,878	38,585	38,097	293	0.8%	781	2.1%
Non-same-store	975	1,012	681	(37)	*	294	*
Other properties	509	485	456	24	4.9%	53	11.6%
Dispositions	—	—	203	—	*	(203)	*
Total	$40,362	$40,082	$39,437	$280	0.7%	$925	2.3%

(1)Net operating income is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
* Not a meaningful percentage.

S-5

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(dollars in thousands)
	Three Months Ended March 31,
	2025	2024	$ Change	% Change
Controllable expenses
On-site compensation(2)	$6,597	$6,548	$49	0.7%
Repairs and maintenance(3)	3,015	3,192	(177)	(5.5)%
Utilities	4,605	4,074	531	13.0%
Administrative and marketing	1,493	1,580	(87)	(5.5)%
Total	$15,710	$15,394	$316	2.1%

Non-controllable expenses
Real estate taxes	$7,236	$6,015	$1,221	20.3%
Insurance	2,434	2,591	(157)	(6.1)%
Total	$9,670	$8,606	$1,064	12.4%
Total property operating expenses, including real estate taxes - same-store	$25,380	$24,000	$1,380	5.8%

Property operating expenses, including real estate taxes - non-same-store	$1,011	$561	$450	*
Property operating expenses, including real estate taxes - other properties	340	182	158	86.8%
Property operating expenses, including real estate taxes - dispositions	—	326	(326)	*
Total property operating expenses, including real estate taxes	$26,731	$25,069	$1,662	6.6%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.
(3)Includes turnover expense.
* Not a meaningful percentage.

S-6

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Funds from Operations(1)
Net loss available to common shareholders	$(3,734)	$(5,079)	$(6,166)	$(2,903)	$(5,512)
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(643)	(900)	(1,095)	(561)	(1,079)
Depreciation and amortization	27,654	27,640	26,084	25,714	27,012
Less depreciation – non real estate	(83)	(79)	(81)	(82)	(85)
Less depreciation – partially owned entities	(22)	(24)	(25)	(25)	(24)
Loss on sale of real estate	—	—	—	—	577
FFO applicable to common shares and Units	$23,172	$21,558	$18,717	$22,143	$20,889

Adjustments to Core FFO(1):
Non-cash casualty loss (recovery)	282	2,171	(632)	191	702
Interest rate swap amortization	175	171	171	173	197
Amortization of assumed debt	417	417	263	263	263
Redemption of preferred shares	—	—	3,511	—	—
Other miscellaneous items(2)	(67)	(454)	(61)	31	(5)
Core FFO applicable to common shares and Units	$23,979	$23,863	$21,969	$22,801	$22,046

FFO applicable to common shares and Units	$23,172	$21,558	$18,717	$22,143	$20,889
Dividends to Series D preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	$23,332	$21,718	$18,877	$22,303	$21,049

Core FFO applicable to common shares and Units	$23,979	$23,863	$21,969	$22,801	$22,046
Dividends to Series D preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	$24,139	$24,023	$22,129	$22,961	$22,206

Per Share Data
Net loss per share and Unit - diluted	$(0.22)	$(0.31)	$(0.40)	$(0.19)	$(0.37)
FFO per share and Unit - diluted(1)	$1.17	$1.09	$1.01	$1.23	$1.16
Core FFO per share and Unit - diluted(1)	$1.21	$1.21	$1.18	$1.27	$1.23

Weighted average shares - basic and diluted	16,727	16,583	15,528	14,972	14,922
Effect of redeemable operating partnership Units for FFO and Core FFO	980	939	818	835	854
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	1,906	2,033	2,053	2,062	2,078
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	35	56	49	32	20
Weighted average shares and Units for FFO and Core FFO - diluted	19,876	19,839	18,676	18,129	18,102

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of (gain) loss on investments and one-time professional fees.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Adjusted EBITDA
Net loss attributable to controlling interests	$(3,734)	$(5,079)	$(1,048)	$(1,296)	$(3,905)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(643)	(900)	(1,095)	(561)	(1,079)
Loss before noncontrolling interests – Operating Partnership and Series E preferred units	$(4,217)	$(5,819)	$(1,983)	$(1,697)	$(4,824)
Adjustments:
Interest expense	9,622	9,782	8,932	9,318	9,193
Depreciation and amortization related to real estate investments	27,632	27,616	26,059	25,689	26,988
Non-cash casualty loss (recovery)	282	2,171	(632)	191	702
Interest income	(616)	(662)	(558)	(462)	(280)
Loss on sale of real estate	—	—	—	—	577
Other miscellaneous items(2)	(67)	(455)	(61)	31	(5)
Adjusted EBITDA	$32,636	$32,633	$31,757	$33,070	$32,351

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of (gain) loss on investments and one-time professional fees.

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
by Expiration

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2025 (remainder)	$29,288	$—	$2,734	$32,022	3.3%	3.94%
2026	100,499	—	—	100,499	10.4%	3.59%
2027	48,038	—	—	48,038	5.0%	3.47%
2028	65,644	50,000	46,000	161,644	16.7%	3.87%
2029	26,877	75,000	—	101,877	10.5%	3.98%
Thereafter	347,012	175,000	—	522,012	54.1%	3.38%
Subtotal	617,358	300,000	48,734	966,092	100.0%	3.57%
Premiums and discounts, net	(7,079)	—	—	(7,079)
Deferred financing costs, net	(3,095)	(465)	—	(3,560)
Total debt	$607,184	$299,535	$48,734	$955,453

(1)Weighted average interest rate of debt that matures during the year.

	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$418,508	$420,414	$387,294	$389,149	$390,746
Secured fixed rate - mortgages payable - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate line of credit	48,734	47,359	39,000	48,000	40,357
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Subtotal(1)	$966,092	$966,623	$925,144	$935,999	$929,953
Premiums and discounts, net	(7,079)	(7,496)	(345)	(608)	(871)
Deferred financing costs, net	(3,560)	(3,742)	(3,533)	(3,708)	(3,867)
Debt total	$955,453	$955,385	$921,266	$931,683	$925,215

Mortgages payable - other rate	4.02%	4.02%	4.05%	4.05%	4.05%
Mortgages payable - Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	5.76%	5.86%	6.70%	6.69%	6.68%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.57%	3.58%	3.59%	3.62%	3.59%

(1)Excludes premiums, discounts, and deferred financing costs.
(2)Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income (loss) into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Reclassified from Accumulated OCI into interest expense	$175	$171	$171	$173	$197

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Equity Capitalization
Common shares outstanding	16,735	16,719	16,568	15,057	14,912
Operating partnership units outstanding	972	980	809	828	844
Series E preferred units (as converted)	1,906	1,906	2,038	2,053	2,062
Total common shares, Units, and Series E preferred units, as converted, outstanding	19,613	19,605	19,415	17,938	17,818
Market price per common share (closing price at end of period)	$64.75	$66.15	$70.47	$67.63	$57.14
Equity capitalization-common shares and Units	$1,269,942	$1,296,871	$1,368,175	$1,213,147	$1,018,121
Recorded book value of preferred shares	$—	$—	$—	$93,530	$93,530
Equity capitalization	$1,269,942	$1,296,871	$1,368,175	$1,306,677	$1,111,651

Series D preferred units	$16,560	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt(1)	$966,092	$966,623	$925,144	$935,999	$929,953
Total market capitalization	$2,252,594	$2,280,054	$2,309,879	$2,259,236	$2,058,164

Total debt to total market capitalization(2)	42.9%	42.4%	40.1%	41.4%	45.2%

(1)Excludes deferred financing costs and debt premiums and discounts.
(2)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended
	3/31/2025		12/31/2024		9/30/2024		6/30/2024		3/31/2024
Debt service coverage ratio(1)	2.83	x	2.80	x	2.94	x	3.03	x	3.02	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization(1)	2.79	x	2.76	x	2.53	x	2.61	x	2.59	x
Net debt/Adjusted EBITDA(1)	7.31	x	7.31	x	7.17	x	6.97	x	7.09	x
Net debt and preferred equity/Adjusted EBITDA(1)	7.44	x	7.44	x	7.30	x	7.80	x	7.94	x

Distribution Data
Common shares and Units outstanding at record date (in thousands)	17,706		17,571		17,377		15,875		15,756
Total common distribution declared (in thousands)	$13,633		$13,177		$13,022		$11,907		$11,805
Common distribution per share and Unit	$0.77		$0.75		$0.75		$0.75		$0.75
Payout ratio (Core FFO per diluted share and unit basis)(1)	63.6%		62.0%		63.6%		59.1%		61.0%

(1)Debt service coverage ratio, adjusted EBITDA divided by interest expense plus preferred distributions and principal amortization, net debt divided by adjusted EBITDA, net debt and preferred equity divided by adjusted EBITDA, and payout ratio are non-GAAP financial measures. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-10

CENTERSPACE
SAME-STORE FIRST QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q1 2025	Q1 2024	% Change	Q1 2025	Q1 2024	% Change	Q1 2025	Q1 2024	% Change
Denver, CO	1,848	$11,839	$11,802	0.3%	$4,463	$4,105	8.7%	$7,376	$7,697	(4.2)%
Minneapolis, MN	4,423	22,482	21,736	3.4%	9,744	8,854	10.1%	12,738	12,882	(1.1)%
Boulder/Ft. Collins, CO	559	3,461	3,355	3.2%	1,050	1,049	0.1%	2,411	2,306	4.6%
North Dakota	1,710	7,516	6,995	7.4%	3,003	2,972	1.0%	4,513	4,023	12.2%
Omaha, NE	872	3,751	3,568	5.1%	1,418	1,474	(3.8)%	2,333	2,094	11.4%
Rochester, MN	1,129	6,143	5,915	3.9%	2,194	2,103	4.3%	3,949	3,812	3.6%
St. Cloud, MN	832	3,734	3,626	3.0%	1,598	1,614	(1.0)%	2,136	2,012	6.2%
Other Mountain West(1)	1,222	5,332	5,100	4.5%	1,910	1,829	4.4%	3,422	3,271	4.6%
Same-Store Total	12,595	$64,258	$62,097	3.5%	$25,380	$24,000	5.8%	$38,878	$38,097	2.1%

	% of NOI	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q1 2025	Q1 2024	Growth	Q1 2025	Q1 2024	% Change	Q1 2025	Q1 2024	% Change
Denver, CO	19.0%	94.8%	95.2%	(0.4)%	$1,986	$1,990	(0.2)%	$2,252	$2,236	0.7%
Minneapolis, MN	32.8%	96.2%	94.5%	1.7%	1,557	1,540	1.1%	1,761	1,733	1.6%
Boulder/Ft. Collins, CO	6.1%	96.2%	96.2%	—%	1,910	1,881	1.5%	2,145	2,079	3.2%
North Dakota	11.6%	96.9%	95.6%	1.3%	1,380	1,303	5.9%	1,513	1,426	6.1%
Omaha, NE	6.0%	94.1%	93.3%	0.8%	1,378	1,326	3.9%	1,524	1,462	4.2%
Rochester, MN	10.2%	96.6%	94.6%	2.0%	1,763	1,730	1.9%	1,878	1,846	1.7%
St. Cloud, MN	5.5%	93.9%	93.8%	0.1%	1,390	1,353	2.7%	1,593	1,549	2.8%
Other Mountain West(1)	8.8%	95.9%	93.1%	2.8%	1,345	1,340	0.4%	1,517	1,494	1.5%
Same-Store Total	100.0%	95.8%	94.6%	1.2%	$1,586	$1,559	1.7%	$1,775	$1,737	2.2%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q1 2025	Q4 2024	% Change	Q1 2025	Q4 2024	% Change	Q1 2025	Q4 2024	% Change
Denver, CO	1,848	$11,839	$11,975	(1.1)%	$4,463	$4,327	3.1%	$7,376	$7,648	(3.6)%
Minneapolis, MN	4,423	22,482	22,055	1.9%	9,744	10,169	(4.2)%	12,738	11,886	7.2%
Boulder/Ft. Collins, CO	559	3,461	3,379	2.4%	1,050	999	5.1%	2,411	2,380	1.3%
North Dakota	1,710	7,516	7,463	0.7%	3,003	2,986	0.6%	4,513	4,477	0.8%
Omaha, NE	872	3,751	3,787	(1.0)%	1,418	1,042	36.1%	2,333	2,745	(15.0)%
Rochester, MN	1,129	6,143	6,046	1.6%	2,194	2,294	(4.4)%	3,949	3,752	5.3%
St. Cloud, MN	832	3,734	3,629	2.9%	1,598	1,479	8.0%	2,136	2,150	(0.7)%
Other Mountain West(1)	1,222	5,332	5,366	(0.6)%	1,910	1,819	5.0%	3,422	3,547	(3.5)%
Same-Store Total	12,595	$64,258	$63,700	0.9%	$25,380	$25,115	1.1%	$38,878	$38,585	0.8%

	% of NOI	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q1 2025	Q4 2024	Growth	Q1 2025	Q4 2024	% Change	Q1 2025	Q4 2024	% Change
Denver, CO	19.0%	94.8%	95.4%	(0.6)%	$1,986	$2,000	(0.7)%	$2,252	$2,263	(0.5)%
Minneapolis, MN	32.7%	96.2%	95.4%	0.8%	1,557	1,554	0.2%	1,761	1,743	1.0%
Boulder/Ft. Collins, CO	6.2%	96.2%	95.2%	1.0%	1,910	1,905	0.3%	2,145	2,116	1.4%
North Dakota	11.6%	96.9%	96.7%	0.2%	1,380	1,374	0.4%	1,513	1,505	0.5%
Omaha, NE	6.0%	94.1%	96.3%	(2.2)%	1,378	1,369	0.7%	1,524	1,503	1.4%
Rochester, MN	10.2%	96.6%	96.0%	0.6%	1,763	1,759	0.2%	1,878	1,859	1.0%
St. Cloud, MN	5.5%	93.9%	93.9%	—%	1,390	1,378	0.9%	1,593	1,549	2.8%
Other Mountain West(1)	8.8%	95.9%	95.7%	0.2%	1,345	1,352	(0.5)%	1,517	1,530	(0.8)%
Same-Store Total	100.0%	95.8%	95.6%	0.2%	$1,586	$1,585	0.1%	$1,775	$1,764	0.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
PORTFOLIO SUMMARY(1)

	As of and for the Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Number of Apartment Homes at Period End
Same-Store	12,595	12,580	12,580	12,580	12,580
Non-Same-Store	417	432	303	303	303
All Communities	13,012	13,012	12,883	12,883	12,883

Average Monthly Rental Rate(2)
Same-Store	$1,586	$1,573	$1,569	$1,558	$1,547
Non-Same-Store	1,558	1,892	1,906	1,900	1,885
All Communities	$1,585	$1,584	$1,577	$1,566	$1,555

Average Monthly Revenue per Occupied Apartment Home(2)
Same-Store	$1,775	$1,751	$1,741	$1,741	$1,724
Non-Same-Store	1,786	2,042	2,126	2,125	2,053
All Communities	$1,776	$1,761	$1,750	$1,750	$1,732

Weighted Average Occupancy(2)
Same-Store	95.8%	95.5%	95.3%	95.3%	94.6%
Non-Same-Store	88.9%	93.6%	95.5%	96.7%	96.6%
All Communities	95.6%	95.4%	95.3%	95.3%	94.6%

Property Operating Expenses, including Real Estate Taxes as a % of Scheduled Rent(2)
Same-Store	42.4%	42.3%	43.6%	41.5%	41.1%
Non-Same-Store	51.9%	35.8%	34.9%	31.1%	33.0%
All Communities	42.7%	42.1%	43.4%	41.2%	40.9%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Apartment Home – Same-Store	$172	$238	$347	$264	$209

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended
Capital Expenditures	3/31/2025	3/31/2024
Total Same-Store Apartment Homes	12,595	12,595
All Properties - Weighted Average Apartment Homes	13,012	13,016

Same-Store
Building - Exterior	$566	$1,341
Building - Interior	170	14
Mechanical, Electrical, & Plumbing	528	1,540
Furniture & Equipment	39	82
Landscaping & Grounds	234	497
Turnover Replacements	862	870
Work in progress - net change	(234)	(1,780)
Recurring Capital Expenditures(1) - Same-Store	$2,165	$2,564
Recurring Capital Expenditures(1) per Apartment Home - Same-Store	$172	$204

Recurring Capital Expenditures(1) - All Properties	$2,218	$2,677
Recurring Capital Expenditures(1) per Weighted Average Apartment Home - All Properties	$170	$206

Value Add(1)
Same-Store
Interior - Units	$377	$234
Common Areas and Exteriors	1,190	5,335
Work in Progress - net change	(978)	3,789
Total Value Add - Same Store	$589	$9,358

All Properties
Interior - Units	$784	$237
Common Areas and Exteriors	1,454	6,133
Work in Progress - net change	(1,149)	3,588
Total Value Add - All Properties	$1,089	$9,958

Total Same-Store Capital Spend(2)
Capital Spend - Same-Store(2)	$2,754	$11,922
Capital Spend per Apartment Home - Same-Store(2)	$219	$947

Acquisition and Other Capital Expenditures(1)
All Properties	$564	$2,581

Total Capital Spend
Total Capital Spend - All Properties	$3,871	$15,216
Total Capital Spend per Weighted Average Apartment Home - All Properties	$297	$1,169

(1)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.

S-14

CENTERSPACE
2025 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace updated its financial outlook for 2025 in the table below.

		2025 Previous Outlook Range		2025 Updated Outlook Range
	Three Months Ended	Low	High	Low	High
	March 31, 2025	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$64,258	1.50%	3.50%	1.50%	3.50%

Controllable expenses	15,710	1.00%	3.00%	—%	2.00%
Non-controllable expenses	9,670	3.50%	5.50%	5.75%	7.75%
Total Expenses	$25,380	2.00%	4.00%	2.00%	4.00%
Same-store NOI(1)	$38,878	1.25%	3.25%	1.25%	3.25%

Components of NOI(1)
Same-store	$38,878	$154,700	$157,800	$154,700	$157,800
Non-same-store	975	4,400	4,600	4,300	4,500
Other properties	509	2,200	2,400	2,300	2,500
Total NOI(1)	$40,362	$161,300	$164,800	$161,300	$164,800

Other operating income and expenses
General and administrative and property management	(7,430)	(28,400)	(27,900)	(29,000)	(28,500)
Casualty loss	(532)	(1,550)	(1,450)	(1,550)	(1,450)
Non-real estate depreciation and amortization	(105)	(350)	(300)	(350)	(300)
Non-controlling interest	(36)	(250)	(300)	(250)	(300)
Total other operating income and expenses	$(8,103)	$(30,550)	$(29,950)	$(31,150)	$(30,550)

Interest expense	$(9,635)	(39,400)	(38,800)	(39,000)	(38,400)
Interest and other income	708	2,700	2,900	2,900	3,100
FFO applicable to common shares and Units - diluted(1)	$23,332	$94,050	$98,950	$94,050	$98,950

Non-core income and expenses
Non-cash casualty loss	$282	$525	$475	$525	$475
Interest rate swap amortization	175	475	450	475	450
Amortization of assumed debt	417	1,700	1,650	1,700	1,650
Other miscellaneous items	(67)	50	100	50	100
Total non-core income and expenses	$807	$2,750	$2,675	$2,750	$2,675
Core FFO applicable to common shares and Units - diluted(1)	$24,139	$96,800	$101,625	$96,800	$101,625

Net loss per share - basic and diluted	$(0.22)	$(0.71)	$(0.45)	$(0.71)	$(0.45)
FFO per diluted share(1)	$1.17	$4.73	$4.97	$4.73	$4.97
Core FFO per diluted share(1)	$1.21	$4.86	$5.10	$4.86	$5.10
Weighted average shares outstanding - diluted	19,876	19,900	19,925	19,900	19,925

Additional Assumptions
Same-store recurring capital expenditures (per home)	$172	$1,125	$1,175	$1,125	$1,175
Value-add expenditures	$1,089	$16,000	$18,000	$16,000	$18,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-15

Reconciliations of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Other Terms.” They should not be considered as alternatives to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking statements under applicable U.S. federal securities laws.

		Previous Outlook		Updated Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2025	December 31, 2025		December 31, 2025
	Actual	Low	High	Low	High
Net loss available to common shareholders	$(3,734)	$(10,845)	$(5,945)	$(10,845)	$(5,945)
Noncontrolling interests - Operating Partnership and Series E preferred units	(643)	(3,200)	(3,000)	(3,200)	(3,000)
Depreciation and amortization	27,654	108,055	107,855	108,055	107,855
Less depreciation - non real estate	(83)	(350)	(300)	(350)	(300)
Less depreciation - partially owned entities	(22)	(250)	(300)	(250)	(300)
Dividends to Series D preferred unitholders	160	640	640	640	640
FFO applicable to common shares and Units - diluted	$23,332	$94,050	$98,950	$94,050	$98,950

Adjustments to Core FFO:
Non-cash casualty loss	282	525	475	525	475
Interest rate swap amortization	175	475	450	475	450
Amortization of assumed debt	417	1,700	1,650	1,700	1,650
Other miscellaneous items	(67)	50	100	50	100
Core FFO applicable to common shares and Units - diluted	$24,139	$96,800	$101,625	$96,800	$101,625

Net loss per share - basic and diluted	$(0.22)	$(0.71)	$(0.45)	$(0.71)	$(0.45)
FFO per share - diluted	$1.17	$4.73	$4.97	$4.73	$4.97
Core FFO per share - diluted	$1.21	$4.86	$5.10	$4.86	$5.10
Reconciliations of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Updated Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2025	December 31, 2025		December 31, 2025
	Actual	Low	High	Low	High
Operating income	$4,746	$23,295	$27,595	$22,695	$26,995
Adjustments:
General and administrative and property management expenses	7,430	28,400	27,900	29,000	28,500
Casualty loss	532	1,550	1,450	1,550	1,450
Depreciation and amortization	27,654	108,055	107,855	108,055	107,855
Net operating income	$40,362	$161,300	$164,800	$161,300	$164,800

S-16

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Capital Expenditures
Acquisition and other non-routine capital expenditures represent capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other capital expenditures includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Blended Lease Rate Growth
Blended lease rate growth is the weighted average rate change of new leases signed and renewal leases started within the given timeframe and the previous lease on the same unit.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	As of and for the
	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Adjusted EBITDA	$32,636	$32,633	$31,757	$33,070	$32,351

Interest Expense	9,622	9,782	8,932	9,318	9,193
Principal Amortization	1,906	1,881	1,854	1,596	1,529
Total Interest Expense and Principal Amortization	11,528	11,663	10,786	10,914	10,722
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	160	160	1,767	1,767	1,767
Total Interest Expense, Principal Amortization, and preferred distributions	11,688	11,823	12,553	12,681	12,489

Debt Service Coverage Ratio	2.83	2.80	2.94	3.03	3.02

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.79	2.76	2.53	2.61	2.59

S-17

Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•gains and losses from change in control;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-18

Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares, when outstanding, and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Total debt(1)	$966,092	$966,623	$925,144	$935,999	$929,953
Less: cash and cash equivalents	11,916	12,030	14,453	14,328	12,682
Net debt	$954,176	$954,593	$910,691	$921,671	$917,271

Adjusted EBITDA(2)	$130,544	$130,528	$127,028	$132,280	$129,404
Net debt/Adjusted EBITDA	7.31	7.31	7.17	6.97	7.09

Preferred Equity	$16,560	$16,560	$16,560	$110,090	$110,090
Net debt and preferred equity	$970,736	$971,153	$927,251	$1,031,761	$1,027,361
Adjusted EBITDA(2)	$130,544	$130,528	$127,028	$132,280	$129,404
Net debt and preferred equity/Adjusted EBITDA	7.44	7.44	7.30	7.80	7.94
(1)Excludes premiums, discounts, and deferred financing costs.
(2)Annualized for periods less than one year.
Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, property management expenses, casualty gains or     losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
New Lease Rate Growth
New lease rate growth is the average rate change of new leases that were signed within the given timeframe and the previous lease on the same unit.
Non-stabilized Community
A non-stabilized community is a development community that is either currently under construction or undergoing lease-up or is a recent acquisition prior to reaching overall occupancy of 90%.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Common distribution per share and unit	$0.77	$0.75	$0.75	$0.75	$0.75
Core FFO per common share and unit diluted	1.21	1.21	1.18	1.27	1.23
Payout ratio	63.6%	62.0%	63.6%	59.1%	61.0%

S-19

Recurring Capital Expenditures
Recurring capital expenditures represent expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Renewal Lease Rate Growth
Renewal lease rate growth is the average rate change of renewal leases that started within the given timeframe and the previous lease on the same unit.
Re-positioned Community
The Company defines a re-positioned community as having significant development and construction activity on existing buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of improved community cash flow and competitive position through extensive unit and amenity upgrades. We categorize a re-positioned community as same-store when the development and construction activity has been completed, and operations have stabilized. This is typically reaching an overall occupancy of 90%. Not all communities undergoing value add are considered a re-positioned community.
Retention Rate
Retention rate is the percentage of leases expiring within the given timeframe that were converted to a term renewal.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Stabilized Community
The Company defines stabilized communities as past development lease-up or a recent acquisition reaching an overall occupancy of 90%. A re-positioned community is considered stabilized when substantial redevelopment activities are complete and operations have stabilized. This is typically reaching an overall occupancy of 90% occupancy or is consistent occupancy for 90 days.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares, when outstanding, and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.

S-20

Value Add
Value add represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.
Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

S-21